                                                                 EXHIBIT 10.17.4



================================================================================
SECOND AMENDMENT TO AMENDED AND
RESTATED LOAN AND SECURITY AGREEMENT                   FLEET RETAIL FINANCE INC.
================================================================================

         This Second Amendment to Amended and Restated Loan and Security Agreement (the "SECOND AMENDMENT") is made as of this 26th day of November, 2003 by and among

                  FLEET RETAIL FINANCE INC. (the "LENDER"), a Delaware corporation with offices at 40 Broad Street, Boston, Massachusetts 02019,

                  and

                  BAKERS FOOTWEAR GROUP, INC., f/k/a Weiss and Neuman Shoe Co (the "BORROWER"), a Missouri corporation with its principal executive offices at 2815 Scott Avenue, Suite C, St. Louis, Missouri 63103,

in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

                                  WITNESSETH:

A. Reference is made to that certain Amended and Restated Loan Security Agreement (as amended to date, the "LOAN AGREEMENT") dated as of June 11, 2002, between the Borrower and the Lender.

B. The Borrower and the Lender desire to modify and amend the Loan Agreement to extend the Maturity Date from December 31, 2004 to January 5, 2005, subject to the terms and conditions of this Second Amendment.

         Accordingly, the Borrower and the Lender agree as follows:

         1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

         2. AMENDMENT TO ARTICLE 1.

                  (a) In Article 1 of the Loan Agreement, the definition of "Maturity Date" is hereby deleted in its entirety and replaced by the following:

                  ""Maturity Date": January 5, 2005."

         3. ADDITIONAL ACKNOWLEDGEMENTS AND REPRESENTATIONS. As an inducement for the Lender to execute this Second Amendment, the Borrower hereby represents and warrants that as of the date hereof (i) no Suspension Event has occurred and is continuing; and (ii) none of the principal outstanding under any Permitted Subordinated Indebtedness has matured or otherwise become due and payable and the maturity date of all of such Permitted Subordinated Indebtedness is later than the Maturity Date as amended by this Second Amendment.

         4. RATIFICATION OF LOAN DOCUMENTS: NO CLAIMS AGAINST LENDER. Except as provided herein, all terms and conditions of the Loan Agreement and of the other Loan Documents remain in full force and effect. Each of the Borrower and the Guarantor hereby ratifies, confirms, and re-affirms all and singular the terms and conditions, including execution and delivery, of the Loan Documents. There is no basis nor set of facts on which any amount (or any portion thereof) owed by the Borrower or the Guarantor to the Lender could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, offset, or defense (or other right, remedy, or basis having a similar effect) available to the Borrower or to the Guarantor with regard to the respective Liabilities of the Borrower and the Guarantor to the Lender; nor is there any basis on which the terms and conditions of any of the respective Liabilities of the Borrower and of the Guarantor to the Lender could be claimed to be other than as stated on the written instruments which evidence such Liabilities. To the extent that the Borrower or the Guarantor has (or ever had) any such claims against the Lender, each hereby affirmatively WAIVES and RELEASES same.

         5. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Lender:

                  (a) This Second Amendment shall have been duly executed and delivered by the respective parties hereto, shall be in full force and effect and shall be in form and substance satisfactory to the Lender;

                  (b) All action on the part of the Borrower necessary for the valid execution, delivery and performance by the Borrower of this Second Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Lender shall have been provided to the Lender;

                  (c) The Borrower shall have paid to the Lender all fees and expenses then due and owing pursuant to the Loan Agreement; and

                  (d) The Borrower shall have provided such additional instruments and documents to the Lender as the Lender and Lender's counsel may have reasonably requested, each in form and substance satisfactory to the Lender.

         6. MISCELLANEOUS

                  (a) This Second Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                  (b) This Second Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

                  (c) Any determination that any provision of this Second Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Second Amendment.

                  (d) The Borrower shall pay on demand all reasonable costs and expenses of the Lender, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution, and delivery of this Second Amendment.

         (e) This Second Amendment shall be construed, governed, and enforced pursuant to the internal laws of The Commonwealth of Massachusetts and shall take effect as scaled instrument.


                        [SPACE LEFT INTENTIONALLY BLANK]

    IN WITNESS WHEREOF, the parties have hereunto caused this Second Amendment to be executed and their seals to be hereto affixed as of the date first above written.



                                           BAKERS FOOTWEAR GROUP, INC.,
                                           F/K/A WEISS AND NEUMAN SHOE CO.


                                           By: /s/ PETER EDISON
                                              ----------------------------------

                                           Name: Peter Edison
                                                --------------------------------

                                           Title: Chairman/CEO
                                                 -------------------------------


                                           FLEET RETAIL FINANCE INC.

                                           By: /s/ JAMES J. WOOD
                                              ----------------------------------

                                           Name: James J. Wood
                                                --------------------------------

                                           Title: Managing Director
                                                 -------------------------------

    The undersigned Guarantor hereby (i) consents to the terms and conditions of this Second Amendment and hereby joins in the acknowledgments set forth in this Second Amendment, all as of the date first above written, (ii) ratifies and confirms the warranties and representations set forth in the Guaranty, and acknowledges that pursuant to the terms of the Guaranty, the Guarantor previously guaranteed the payment of the Liabilities of the Borrower to the Lender to the extent set forth in such Guaranty, that this acknowledgment is being executed as a confirmation of the Guarantor's obligations to Lender under the Guaranty and that, subject to the limitations contained in the Guaranty, the Guarantor shall remain liable for all of the Liabilities, now existing or hereafter arising, whether or not any similar confirmation letter is executed in the future and (iii) acknowledges and agrees that he has no offsets, defenses, or counterclaims against the Lender with respect to his obligations under the Guaranty or otherwise, and to the extent that the Guarantor has any such offsets, defenses, or counterclaims, the Guarantor hereby WAIVES and RELEASES the same.




                                              PETER EDISON
                                              ----------------------------------
                                              PETER EDISON





                                      S-2